SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) May 21, 2002

                    SEACOAST BANKING CORPORATION OF FLORIDA
               (Exact Name of Registrant as Specified in Charter)


       Florida                        1-13660                   59-2260678
----------------------------        -----------              ----------------
(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)            Identification No.)



815 Colorado Avenue, Stuart, FL                                   34994
---------------------------------------                         ----------
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code (772) 287-4000

Item 4.           Changes in Registrant's Certifying Accountant

     On May 21, 2002, the Board of Directors of Seacoast Banking Corporation of Florida (the "Company"), upon the recommendation of the Company's Audit Committee, approved the replacement of Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants and appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its new independent accountants.

     Arthur Andersen's reports on the Company's financial statements for the past two fiscal years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years ended December 31, 2001 and 2000, and through the subsequent interim period ended May 21, 2002, there were and have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter of the disagreement in connection with their reports for such periods. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended December 31, 2001 and 2000 or during the subsequent interim period through May 21, 2002.

     The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this report is a copy of the letter from Arthur Andersen dated May 24, 2002, stating Arthur Andersen's agreement with these disclosures.

     During the two most recent fiscal years ended December 31, 2000 and 2001, and through May 21, 2002, the Company has not consulted with PricewaterhouseCoopers regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Commission Regulation S-K.

Item 7.   Financial Statements and Exhibits.

          The following exhibits are filed with this current report on Form 8-K.

          Exhibit No.   Description

            16.1 Letter addressed to the Securities and Exchange Commission from Arthur Andersen LLP, dated May 24, 2002.

            99.1        Press Release dated May 23, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SEACOAST BANKING CORPORATION OF FLORIDA


     Date:    May 24, 2002             By:   /s/ William R. Hahl
                                            William R. Hahl
                                            Executive Vice President & CFO

                                                             EXHIBIT 16.1



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

May 24, 2002

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated May 21, 2002 of Seacoast Banking Corporation of Florida to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

cc: Mr. William R. Hahl, Executive Vice President and CFO, Seacoast Banking
     Corporation of Florida

                                                                EXHIBIT 99.1

                   SEACOAST ENGAGES PRICEWATERHOUSECOOPERS LLP


     STUART, FL -- Seacoast Banking Corporation of Florida (NASDAQ-NMS: SBCFA), a bank holding company whose principal subsidiary is First National Bank and Trust Company of the Treasure Coast, today announced that its Board of Directors, upon recommendation of its Audit Committee, approved the appointment on May 21, 2002 of PricewaterhouseCoopers LLP as Seacoast's independent auditors for 2002 to replace Arthur Andersen LLP. Arthur Andersen LLP provided Seacoast with high quality auditing services and professionalism and Seacoast has valued the relationship it has had with Arthur Andersen for the past 12 years.


     Seacoast, with approximately $1.3 billion of assets, is one of the largest independent commercial banking organizations in Florida. Seacoast is headquartered on Florida's Treasure Coast, which is one of the wealthiest and fastest growing areas in the nation.


This press release contains  "forward-looking  statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "point to", "project", "may", "intend" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible loan losses, and the risks of mergers and acquisitions, including, without limitation, the related costs, including integrating operations as part of these transactions, and the failure to achieve the expected gains, revenue growth and/or expense savings from such transactions.

All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by this Cautionary Notice including, without limitation, those risks and uncertainties, described in the Company's annual report on Form 10- K for the year ended December 31, 2001 under "Special Cautionary Notice Regarding Forward Looking Statements", and otherwise in the Company's SEC reports and filings. Such reports are available upon request from Seacoast, or from the Securities and Exchange Commission, including the SEC's website at http://www.sec.gov.